UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  August 28, 2008

                       Generic Marketing Services, Inc.
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                   333-145132             26-0561199
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

          2811 Reidville Road, Suite 23, Spartanburg, SC  29301
          -----------------------------------------------------
                (Address of principal executive offices)

                             (864) 316-2909
                       ---------------------------
                       (Issuer's telephone number)

                                    n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

Item 3.02  Unregistered Sales of Equity Securities

On September 4, 2008, Generic Marketing Services (the "Company") issued 3,500,000 unregistered restricted shares of its common stock, par value $0.001, from its treasury to Northwest Medical Research Partners, Inc., in exchange for an Assignment and Assumption Agreement (see Exhibit 10.3). Northwest Medical Research Partners, Inc. is controlled by Dr. Hausman, the newly appointed director and CEO of the Company.

These newly issued shares will not be registered under the Securities Act of 1933, as amended (the "Act") and were issued in the reliance upon the exemption from registration provided by section 4(2) of the Act, on the basis that the transaction does not involve a public offering.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Pursuant to Nevada Corporate law, NRS 78.335(5), the Board of Directors filled Board vacancies with the nomination and acceptance of Marvin S. Hausman, M.D., Philip A.Sobol MD and Elliot A. Shelton Esq. effective August 28, 2008. The new board members will hold office for the unexpired term of their predecessors and/or until their successors are elected and qualified. Further, the Board of Directors appointed Marvin S. Hausman, M.D., to serve as Chairman and Chief Executive Officer of the Company, and Frank Arnone, to serve as President of the Company.

Compensation of Directors
-------------------------

As of this date, no director receives any fee, salary or commission. However, it is contemplated that in the future one or more directors may receive compensation for services rendered.

No agreements exist among present or former controlling stockholders or directors of the Registrant with respect to the election of the members of the Board of Directors, and to the Registrant's knowledge, no other agreements exist which might result in a change of control of the Registrant.

CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:


Name                       Age        Position               Appointed
--------------------       ---        ------------------   ---------------
Marvin S. Hausman, M.D.    67         Chairman/CEO         August 28, 2008
Frank Arnone               61         Director/President   July 19, 2007
Phil A. Sobol MD           54         Director             August 28, 2008
Elliot A. Shelton Esq.     58         Director             August 28, 2008
------------------------------------------------------------------------------

Biography of Marvin S. Hausman MD, Chairman and CEO
----------------------------------------------------

Dr. Hausman received his MD degree from New York University School of Medicine in 1967 and is a Board Certified Urological Surgeon. He has 30 years of drug development and clinical care experience at various pharmaceutical companies, including working in conjunction with Bristol-Myers International, Mead-Johnson Pharmaceutical Co., and E.R. Squibb.

Dr. Hausman has recently resigned as President, Chief Executive Officer, Acting Principal Accounting and Financial Officer and Chairman of the Board of Oxis International, Inc. and remains a director. Dr. Hausman served as a director and as Chairman of the Board of Axonyx from 1997 until the merger of Axonyx into TorreyPines Therapeutics in October 2006, and had served as President and Chief Executive Officer of Axonyx from 1997 until September 2003 and March 2005, respectively. Dr. Hausman was a co-founder of Medco Research Inc., a pharmaceutical biotechnology company specializing in adenosine products which was subsequently acquired by King Pharmaceuticals. He has also served as a director of Arbios Tecnlogies, Los Angeles, CA from 2003-2005 and of Regent Assisted Living, Inc., Portland, OR, from 1996-2001.

Dr. Hausman has done residencies in General Surgery at Mt. Sinai Hospital in New York, and in Urological Surgery at U.C.L.A. Medical Center in Los Angeles. He also worked as a Research Associate at the National Institutes of Health, Bethesda, Maryland. He has been a Lecturer, Clinical Instructor and Attending Surgeon at the U.C.L.A. Medical Center Division of Urology and Cedars-Sinai Medical Center, Los Angeles. He has been a Consultant on Clinical/ Pharmaceutical Research to various pharmaceutical companies, including Bristol-Meyers International, Mead-Johnson Pharmaceutical Company, Medco Research, Inc., and E.R. Squibb.

Dr. Hausman is President of Northwest Medical Research Partners, Inc. a firm specializing in the identification and acquisition of breakthrough pharmaceutical and nutraceutical products and which has assigned certain intellectual property to the Company in consideration for 3,500,000 shares of the Company's common stock. He is also a scientific consultant to Golden Gourmet Mushrooms of San Marcos, CA, and has developed a novel product called Mushroom Matrix, a potent natural organic antioxidant mushroom complex for use in humans and animals.


Biography of Frank Arnone, President and Director
-------------------------------------------------

Frank Arnone received his Bachelor of Arts in Marketing from Long Island University in 1972. He has over 25 years of experience in consumer marketing at various restaurant companies at both the regional and national level. While working in this industry his emphasis was on brand development, research and design of new products and the implementation of advertising and media planning.

He is the founder and president of Sir Toms Tobacco Emporium a small retail chain which focuses' on specialty products for the male consumer.

Biography of Philip A. Sobol, M.D., Director
--------------------------------------------

Dr. Sobol is a practicing Orthopedic Surgeon who is the managing director of Sobol Orthopedic Medical Group, Inc., of Southern California. Dr. Sobol is certified by the American Board of Orthopedic Surgery and a Fellow of the American Academy of Orthopedic Surgery. Dr. Sobol currently serves as a director of Duska Therapeutics, Inc. Since 2004 he has been a member of S&B Surgery Center Board of Directors, and from 1984 until 1993 he was an Assistant Clinical Professor at the University of Southern California. Dr. Sobol received his BA degree from the University of Rochester, Rochester, New York and a Medical Doctorate degree from the University of Southern California, Los Angeles, California.


Biography of Elliot L. Shelton, Director
----------------------------------------

Mr. Shelton received his law degree from Pepperdine University in 1975 and from 1975 until the present has practiced law in the State of California. He has been Of Counsel, from September 1998 to date, to Fenigstein and Kaufman, a Professional Corporation, and the President of Elliot L. Shelton, a Professional Corporation. From 1999 to the present, he has been President and Director of the Assisted Living foundation of America, a non-profit corporation. Mr. Shelton has worked as a partner in several law firms, including Mitchell, Silberberg & Knupp, Shea & Gould and, Gold, Marks, Ring & Pepper.


Item 8.01  Other Events

The Company's new CEO and Chairman of the Board, Marvin S. Hausman, M.D., beginning in 2006, developed certain intellectual property pursuant to research agreements dated May 1, 2006 and May 20, 2006 in association with Pennsylvania State University. These research endeavors resulted in the filing of U.S. Provisional Patent Application No. 60/782,204, entitled "Identification of Selenoergothioneine as a Natural Organic Form of Selenium from Cultivated Mushrooms." The company has acquired from Northwest Medical Research Partners, Inc., which is controlled by Dr. Hausman, the newly appointed director and CEO of the Company, in exchange for 3.5 million shares of common restricted stock, an Assignment and Assumption Agreement, effective July 31, 2008, pursuant to which the Company has assumed the obligations of NW Research Partners to maintain the patent prosecution associated with the intellectual property and has an option to license from Pennsylvania State University the technologies associated with the intellectual property.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits:

10.1 Exclusive Option Agreement, dated May 1, 2006, between The Penn State Research Foundation and Northwest Medical Research Inc.

10.2 Assignment Agreement To The Option Agreement, dated July 31, 2008, among The Penn State Research Foundation, Northwest Medical Research Inc. and Generic Marketing Services, Inc.

10.3 Assignment and Assumption Agreement, dated July 31, 2008, between Northwest Medical Research, Inc. and Generic Marketing Services, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Generic Marketing Services, Inc.
                                --------------------------------
                                           Registrant

                                By: /s/ Frank Arnone
                                ------------------------------------
                                Name:   Frank Arnone
                                Title:  President/Director




Dated:  September 4, 2008

                                  Exhibit Index

Exhibit No.     Description
-----------     -----------

10.1 Exclusive Option Agreement, dated May 1, 2006, between The Penn State Research Foundation and Northwest Medical Research Inc.

10.2 Assignment Agreement To The Option Agreement, dated July 31, 2008, among The Penn State Research Foundation, Northwest Medical Research Inc. and Generic Marketing Services, Inc.

10.3 Assignment and Assumption Agreement, dated July 31, 2008, between Northwest Medical Research, Inc. and Generic Marketing Services, Inc.